Exhibit 10.3

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement) is entered into this 30th day of November, 2009 (the “Effective date”) by and between Maria C. Maz (“Buyer”) and Beta Service SA (“Seller”).

     RECITALS:

     WHEREAS, Waste to Energy Group, Inc., a Nevada corporation, the “Company”) is a corporation with 2,500,000,000 shares of $0.0001 par value common stock authorized (the “stock”); and

          WHEREAS, Buyer has determined that it is agreeable to accept 2,500,000 (Two Million Five Hundred Thousand) shares of Waste to Energy Group, Inc Common Stock (the “Common Stock”) in exchange for Fifteen Thousand Dollars ($15,000);

NOW, THEREFORE In consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to the accuracy of the representations and warranties of the parties, the parties hereto agree as follows:

I.

SALE AND PURCHASE OF THE SHARES

1.1      Sale and Purchase.Subject to the terms and conditions hereof, Seller agrees to sell, assign, transfer, convey and deliver to Buyer and Buyer agrees to purchase from Seller the Shares.

1.2           Purchase Price. The Purchase Price ("Purchase Price") for the Shares shall be the amount of Fifteen Thousand Dollars ($15,000);

II.

2.1      Applicable Law.This Agreement shall be construed under the laws of the State of Nevada.

2.2     Notices.All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or sent by overnight courier as follows:

(1)	If to the Buyer, to:

Maria C. Maz

4801 Alhambra Circle

Miami, FL 33146

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Exhibit 10.3

(2)	If to the Seller, to:

Beta Service SA

Viale G. Cattori

                         6902 Lugano Paradiso

                         Switzerland

IN WITNESS WHEREOF, the parties herein have signed this agreement the day first hereinabove written.

(“BUYER”)

/s/ Maria C. Maz

Maria C. Maz

(“SELLER”)

/s/ Diego Franchetti

Beta Service SA

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